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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of The Greenbrier Companies, Inc. (the "Company") on Form 10-K for the fiscal year ended August 31, 2002 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Larry G. Brady, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 25, 2002


/s/ LARRY G. BRADY
---------------------------------
Larry G. Brady
Senior Vice President and
Chief Financial Officer